UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

Her Imports

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

8250 W. Charleston Blvd. Ste 110 Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 6, 2017, Her Imports disclosed presentation slides that will be used in certain investor relations presentations beginning on and after that date. Copies of the presentation slides are attached as Exhibit 99.1, hereto and incorporated by reference into this Item 7.01 in their entirety.

The presentation slides attached as Exhibit 99.2 hereto are being furnished herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.2	Presentation Slides	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Her Imports

Date:June 12, 2017

By:	/s/ Barry Hall
Name:	Barry Hall
Title:	Chairman, CEO & CFO